EXHIBIT 32

                           Section 1350 Certification

         We,  Sandra  Pautsky,  President  and  Principal  Executive  Officer of
Oakridge Energy, Inc. and Carol J. Cooper, Principal Financial Officer of Oakridge Energy, Inc., hereby certify that this Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004 containing financial statements filed by Oakridge Energy, Inc. with the Securities Exchange Commission pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act") fully complies with the requirements of Section 13(a) or 15(d) of the Act and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Oakridge Energy, Inc.


Date: May 31, 2004                                  /s/ Sandra Pautsky
                                                   -----------------------------
                                                   Sandra Pautsky, President and
                                                     Principal Executive Officer
                                                     of Oakridge Energy, Inc.



                                                    /s/ Carol J. Cooper
                                                   -----------------------------
                                                   Carol J. Cooper, Principal
                                                     Financial Officer of
                                                     Oakridge Energy, Inc.